J.P. MORGAN RESIDENTIAL MORTGAGE ACCEPTANCE CORP. ABS-15G

Exhibit 99.1 - Schedule 1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on conforming and non-conforming residential mortgages acquired from various parties. The review was conducted on behalf of JPMorgan Chase Bank N.A. (“Client”) during multiple transactions via files imaged and provided by JPMorgan Chase Bank, National Association for review (the “Review”).

The loans in the Review carried origination dates between December 2002 and May 2008.

(2) Sample size of the assets reviewed.

The Review was conducted on thirteen (13) mortgage loans with an aggregate original principal balance of approximately $3.979 million.

The mortgage loan review sample was broken down into the following review scopes:

▪	“Compliance Review”:	13 mortgage loans
▪	“Payment History Review”:	12 mortgage loans
▪	“Servicing Comment Review”:	12 mortgage loans
▪	“Title Review”:	12 mortgage loans
▪	“Data Integrity”:	13 mortgage loans

(3) Determination of the sample size and computation.

AMC is not aware of the overall sample size for the securitization as the Review only covered the portion of the loans in the securitization reviewed by AMC.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by Client to the data found in the actual file as captured by AMC. This comparison, when data was available, included the following data fields:

# of Units	Contract Sales Price	Original LTV
Appraised Value	First Payment Date	Original P&I
Borrower First Name	Interest Only	Property Type
Borrower Full Name	Lien Position	Purpose
Borrower Last Name	LTV Valuation Value	Refi Purpose
Borrower SSN	Neg Am	State
City	Note Date	Street
Coborrower First Name	Occupancy	Zip
Coborrower Last Name	Original Interest Rate
Coborrower SSN	Original Loan Amount

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, and (iv) that social security numbers across documents were consistent.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6) Value of collateral securing the assets: review and methodology.

Not applicable.

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(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (13 mortgage loans)

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):

i)	failure to provide the right of rescission notice;

ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

iii)	errors in the right of rescission notice;

iv)	failure to provide the correct form of right of rescission notice;

v)	failure to provide the three (3) business day rescission period; and

vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:

i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);

ii)	proper execution by all required parties;

iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and

iv)	timing of initial and re-disclosed TIL(s);

c)	Tolerances (§§1026.18, 22 and 23):

i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and

ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;

d)	High-cost Mortgage (§§1026.31, 32 and 33):

i)	points and fees threshold test;

ii)	APR threshold test;

iii)	prepayment penalty test; and

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iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;

e)	Higher-priced Mortgage Loan (§1026.35):

i)	APR threshold test; and

ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm the presence of the current GFE form in effect at the time of origination;

ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;

iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;

iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and

v)	confirm the presence of a settlement service provider list, as applicable.

b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm current applicable HUD form was provided;

ii)	determination that the loan file contains the final HUD;

iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and

iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.

c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;

ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and

iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.

d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;

ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;

iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;

iv)	confirm the Special Information Booklet was provided within three (3) business days of application;

v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;

vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;

vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and

viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

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(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

▪	Initial application (1003);

▪	Final application (1003);

▪	Note;

▪	Appraisal;

▪	Sales contract;

▪	Title/Preliminary Title;

▪	Initial TIL;

▪	Final TIL;

▪	Final HUD-1;

▪	Initial and final GFE’s;

▪	Right of Rescission Disclosure;

▪	Mortgage/Deed of Trust;

▪	Mortgage Insurance;

▪	Tangible Net Benefit Disclosure;

▪	FACTA disclosures; and

▪	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

Collection Comment Review: AMC performed a collection comment review utilizing individual mortgage loan collection comments provided by the servicers in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk (including hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Payment History Review: AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicers. Using the MBA methodology, AMC created a payment string using a 36 month look back period for each mortgage loan within the payment history population.

Title Review: As requested by the Client, a title review was included in SitusAMC’s scope of review. To facilitate this review, the Client provided SitusAMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, SitusAMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, SitusAMC identified whether or not the subject mortgage was of record, whether any deed vesting concerns of substance were present, and whether the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments such as Property Tax Liens, Municipal Liens, and Association Super Liens. SitusAMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

(9) Disclaimer

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”). Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results. Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report. In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

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Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan. The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice. The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of DBRS, Inc. (“DBRS”), Fitch Ratings, Inc. (“Fitch”), Kroll Bond Rating Agency, LLC. (“Kroll”), Moody’s Investors Service, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”) .

OVERALL REVIEW RESULTS SUMMARY (13 Mortgage Loans)

There were thirteen (13) mortgage loans in the securitization population reviewed by AMC. After all documents were presented, under the applicable NRSRO grading criteria, thirteen (13) loans had an Overall Review “B” grade.

Final Grade	# of Loans	% of Loans
A	0	0.00%
B	13	100.00%
C	0	0.00%
D	0	0.00%

Exception Type	Final Exception Rating	Exception Category	Total
Compliance	B	TILA	12
		Missing Application Date	12
		RESPA	5
		State Defect	3
		Misc. State Level	3
		Missing Non-Required Data	2
		Missing, Incorrect, or Incomplete GFE	2
		Missing Disclosure	1
		State Compliant	1
		LTV Test	1
		Final TIL Estimated	1
		FACTA	1
		Total Compliance Grade (B) Exceptions:	44
Total Compliance Exceptions:			44
Grand Total:			44

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TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the thirteen (13) loans mortgage loans reviewed, ten (10) loans (76.92%) mortgage loans had tape discrepancies across nine (9) unique data fields. The most common tape discrepancies were Original Interest Rate and Interest Only.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	0	7	0.00%	13
Appraised Value	0	7	0.00%	13
Borrower First Name	2	12	16.67%	13
Borrower Full Name	0	1	0.00%	13
Borrower Last Name	2	12	16.67%	13
Borrower SSN	0	3	0.00%	13
City	0	13	0.00%	13
Coborrower First Name	0	3	0.00%	13
Coborrower Last Name	1	3	33.33%	13
Coborrower SSN	0	2	0.00%	13
Contract Sales Price	0	1	0.00%	13
First Payment Date	0	7	0.00%	13
Interest Only	3	12	25.00%	13
Lien Position	0	12	0.00%	13
LTV Valuation Value	0	5	0.00%	13
Neg Am	0	3	0.00%	13
Note Date	0	13	0.00%	13
Occupancy	0	12	0.00%	13
Original Interest Rate	5	6	83.33%	13
Original Loan Amount	0	13	0.00%	13
Original LTV	0	2	0.00%	13
Original P&I	2	3	66.67%	13
Property Type	1	12	8.33%	13
Purpose	0	13	0.00%	13
Refi Purpose	2	6	33.33%	13
State	0	13	0.00%	13
Street	1	13	7.69%	13
Zip	0	13	0.00%	13
Total	19	222	8.56%	13

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PAYMENT HISTORY REVIEW SUMMARY (12 Mortgage Loans)

A Payment History Review was conducted on twelve (12) mortgage loans. All twelve (12) Mortgage loans subjected to the Payment History Review had complete pay history strings. In total, six (6) mortgage loans (50.00%) showed at last one delinquency within the look back period.

Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data	6	50.00%
Delinquency, No Missing Data	6	50.00%
No Delinquency, At Least One Month Missing	0	0.00%
Delinquency, At Least One Month Missing	0	0.00%
Total	12	100.00%

COLLECTION COMMENT REVIEW SUMMARY (12 Mortgage Loans)

AMC conducted a Collection Comment Review on twelve (12) mortgage loans. Of the mortgage loans subject to the collection comment review, ten (10) mortgage loans (83.33%) triggered an EV1 or EV2 exception level and two (2) mortgage loan (16.67%) triggered an EV3 exception level.

Servicing Review Grade	Loan Count	% of Loans
1	9	75.00%
2	1	8.33%
3	2	16.67%
Total	12	100.00%

Exception Type	Exception Grade	Exception	Total
Comment	3	RFD - Borrower Illness	1
		Collection Comments - Incomplete -	1
		Total Comment Grade (3) Exceptions:	2

SitusAMC TITLE REVIEW SUMMARY (12 Mortgage Loans)

As part of the due diligence services, the Client provided SitusAMC with identifying data on 12 mortgage loans. Based on the scope of review set forth herein, the critical findings are summarized as follows:

●	There are no potential issues concerning origination deed vesting.

●	No unresolved Super Position HOA Liens recorded after the subject mortgage which were entitled to limited or full lien priority over the subject mortgage were identified.

●	Except with respect to 3 Municipal Liens across 2 mortgage loan files, no unresolved Municipal Liens which had limited or full lien priority over the subject mortgage were located.

●	No unresolved Property Tax Liens which had limited or full lien priority over the subject mortgage were located.

●	All Prior Liens identified in our review have been resolved.

●	All Prior Mortgages identified in our review have been resolved.

●	As to any Miscellaneous Items of substance, the items in this category typically defy standard categorization or summarization and are individually detailed.

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ADDITIONAL LOAN POPULATION SUMMARY*

*Tables may not add to 100% due to rounding.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	6	46.15%	$1,197,830.00	30.10%
Adjustable	7	53.85%	$2,781,200.00	69.90%
Total	13	100.00%	$3,979,030.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	13	100.00%	$3,979,030.00	100.00%
Total	13	100.00%	$3,979,030.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	4	30.77%	$1,233,250.00	30.99%
Cash Out: Other/Multi-purpose/Unknown Purpose	2	15.38%	$630,400.00	15.84%
Other-than-first-time Home Purchase	2	15.38%	$669,000.00	16.81%
Rate/Term Refinance - Borrower Initiated	5	38.46%	$1,446,380.00	36.35%
Total	13	100.00%	$3,979,030.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	1	7.69%	$144,000.00	3.62%
241-360 Months	10	76.92%	$2,987,950.00	75.09%
361+ Months	2	15.38%	$847,080.00	21.29%
Total	13	100.00%	$3,979,030.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	10	76.92%	$3,179,030.00	79.89%
Single-wide Manufactured Housing	2	15.38%	$275,000.00	6.91%
Unavailable	1	7.69%	$525,000.00	13.19%
Total	13	100.00%	$3,979,030.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	13	100.00%	$3,979,030.00	100.00%
Total	13	100.00%	$3,979,030.00	100.00%

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